Second Quarter 2013 Financial Results Supplement August 7, 2013 Exhibit 99.2

Table of contents
Business Results Credit Supplement
3 - Quarterly Net Income and Comprehensive Income 21 - National Home Prices
4 - Comprehensive Income (Loss) 22 - State-by-State Home Prices:  June 2006 to June 2013
5 - Senior Preferred Stock Purchase Agreement with Treasury 23 - State-by-State Home Prices:  June 2012 to June 2013
6 - Treasury Draw Requests and Dividend Payments 24 - Mortgage Market and Freddie Mac Serious Delinquency Rates
7 - Total Equity (Deficit) and Senior Preferred Stock Activity 25 -
8 - Single-Family Guarantee Fees Charged on New Acquisitions 26 -
9 - Loan Loss Reserves 27 -
10 - Deferred Tax Asset Valuation Allowance 28 -
11 - 29 -
12 - 30 -
13 - 31 -
14 - 32 -
15 - 33 - Multifamily Portfolio Composition
16 - 34 - Multifamily New Business Volume by State
17 - 35 - Multifamily Mortgage Portfolio UPB Concentration by State
18 - 36 - Multifamily Mortgage Portfolio by Attribute
19 - 37 - Multifamily Mortgage Portfolio by Attribute, Continued
38 - Multifamily Market and Freddie Mac Delinquency Rates
Real Estate Owned
Single-Family Cumulative Foreclosure Transfer and Short Sale
Rates by Book Year
Market Liquidity Provided
Single-Family Refinance Activity
Performance of Single-Family Modified Loans
Single-Family Loan Modifications
Single-Family Loan Workouts
Administrative Expenses
Repurchase Requests
Purchase Agreement Portfolio Limits
Loan Purpose of Single-Family Credit Guarantee Portfolio
Purchases
Credit Quality of Single-Family Credit Guarantee Portfolio Purchases
Single-Family Credit Guarantee Portfolio Characteristics
Single-Family 2Q 2013 Credit Losses and REO by Region and State
Single-Family Credit Profile by Book Year and Product Feature
Single-Family Serious Delinquency Rates by State and Region
Aging of Single-Family Seriously Delinquent Loans by Judicial and
Non-Judicial States

Quarterly net income and comprehensive income
Line
4:
Derivative gains increased in 2Q13 primarily due
to higher gains on the net pay-fixed swap portfolio as
long-term interest rates increased more in 2Q13 as
compared to 1Q13.
Line
6:
The shift from other non-interest income in 1Q13
to other non-interest loss in 2Q13 primarily reflects higher losses on mortgage loans recorded at fair value in 2Q13.
Line 15: The shift from total other comprehensive
income in 1Q13 to total other comprehensive loss in
2Q13 primarily reflects that 1Q13 results benefited from
significant spread tightening on non-agency available-for-
sale securities whereas spreads on commercial
mortgage-backed securities widened during 2Q13.
($ Millions) 2Q 2013
vs
1Q 2013 2Q 2013 1Q 2013
1 Net interest income
$4,265 $4,144 ($121)
2 Benefit (provision) for credit losses
503 623 120
3 Net interest income after benefit (provision)
for credit losses
4,768 4,767 (1)
Non-interest income (loss)
4 Derivative gains (losses) 375 1,362 987
5 Net impairment of available-for-sale securities
recognized in earnings
(43) (44) (1)
6 Other non-interest income (loss)
70 (640) (710)
7 Non-interest income (loss) 402 678 276
Non-interest expense
8 Total administrative expenses (432) (444) (12)
9 Real estate owned operations income (expense) (6) 110 116
10 Other expenses
(186) (164) 22
11 Non-interest expense (624) (498) 126
12 Income before income tax benefit 4,546 4,947 401
13 Income tax benefit
35 41 6
14 Net income 4,581 4,988 407
15 Total other comprehensive income (loss),
net of taxes
2,390 (631) (3,021)
16 Comprehensive income $6,971 $4,357 ($2,614)

Comprehensive income (loss)
1
Consists of the after-tax changes in: (a) the unrealized gains and losses on available-for-sale securities; (b) the effective portion of derivatives previously designated as cash flow hedges; and (c) defined benefit plans.
A
B
C = A + B
$(1.1)
$(4.4)
$1.5
$1.8
$2.9
$5.6
$5.7
$7.0
$4.4
(6)
(4)
(2)
0
2
4
6
8
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013
2Q
2013
$ Billions
Net income (loss)
Total other comprehensive income (loss), net of taxes
1
Comprehensive income (loss)

Senior Preferred Stock Purchase Agreement with
Treasury
Senior preferred stock outstanding and held by Treasury remained $72.3 billion at June
30, 2013.
1
»
Dividend payments do not reduce prior Treasury draws.
» Any future draws will increase the balance of senior preferred stock outstanding.
Since entering conservatorship in September 2008, Freddie Mac has:
» Received cumulative draws of $71.3 billion from Treasury.  No draws have been requested for the past five quarters; last draw request was $19 million for first quarter 2012.
Freddie Mac’s net worth was $7.4 billion at June 30, 2013.  As a result:
» The company’s dividend obligation to Treasury will be $4.4 billion in September  2013.
» The company’s aggregate cash dividends paid to Treasury will total approximately $41 billion including the September obligation.
The amount of remaining Treasury funding currently available to Freddie Mac under the
Purchase Agreement is $140.5 billion.  Any future draws will reduce this amount.
1 5
Senior preferred stock outstanding of $72.3 billion at June 30, 2013 includes cumulative draws of $71.3 billion plus the initial liquidation preference of $1 billion.

Dividend Payment to Treasury
Draw Request from Treasury

Treasury draw requests and dividend payments
$ Billions
5
4
2, 3
2
($ Billions) Cumulative
Total
Initial Liquidation Preference $1.0
Treasury Draw Requests
$71.3
   Total Senior Preferred Stock
   Outstanding
$72.3
$44.6
$6.1
$13.0
$7.6
$0.02
$0.0
2008 2009 2010 2011 2012 YTD
2Q 2013
$0.2
$4.1
$5.7
$6.5
$7.2
$12.8
2008 2009 2010 2011 2012 YTD
2Q 2013
($ Billions) Cumulative
Total
Dividend Payments as of 6/30/13 $36.6
3Q 2013 Dividend Obligation
$4.4
Total Dividend Payments
1
$40.9
1
2
3
4
5
Amounts may not add due to rounding.
Data as of June 30, 2013.
Amount does not include the September 2013 dividend obligation of $4.4 billion.
Annual amounts represent the total draws requested based on Freddie Mac’s quarterly net deficits for the periods presented.  Draw requests are funded in the subsequent quarter
(e.g., $19 million draw request for 1Q 2012 was funded in 2Q 2012).
Represents quarterly cash dividends paid by Freddie Mac to Treasury during the periods presented. Through December 31, 2012, Treasury was entitled to receive cumulative quarterly cash dividends at the annual rate of 10% per year on the liquidation preference of the senior preferred stock.  However,  the fixed dividend rate was replaced with a net worth sweep dividend payment beginning in the first quarter of 2013.  See the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 for more information.

Total equity (deficit) and Senior Preferred Stock activity
1
See the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 for a description of the company’s dividend obligation to Treasury.
2
Includes the initial liquidation preference of Freddie Mac’s senior preferred stock of $1.0 billion.
($ Millions)
2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
1 Beginning balance - Total equity (deficit) / GAAP net worth ($18) $1,086 $4,907 $8,827 $9,971
2 Capital draw funded by Treasury 19 0 0 0 0
3 Net income 3,020 2,928 4,457 4,581 4,988
4 Total other comprehensive income (loss), net of taxes (128) 2,702 1,271 2,390 (631)
5 Comprehensive income
2,892 5,630 5,728 6,971 4,357
6 Dividends paid to Treasury (1,809) (1,809) (1,808) (5,827) (6,971)
7 Other 2 0 0 0 0
8
Ending balance - Total equity  /  GAAP net worth
1
$1,086 $4,907 $8,827 $9,971 $7,357
9 Requested capital draw $0 $0 $0 $0 $0
10 Aggregate liquidation preference of the senior preferred stock
2
$72,336 $72,336 $72,336 $72,336 $72,336
11 Remaining senior preferred stock funding beginning in 2013 N/A N/A N/A $140,474 $140,474

Single-family guarantee fees charged on new
acquisitions
Quarterly
In Basis Points, Annualized
Annual
In Basis Points
1
Legislated 10 Basis Point Guarantee Fee Remitted
to Treasury
Single-Family Guarantee Fee Charged on New
Acquisitions (excluding amounts remitted to Treasury)
1
40
42
44
49
51
0
10
20
30
40
50
60
2Q
2012
3Q
2012
4Q
2012
1Q
2013
2Q
2013
20
25
27
38
50
0
10
20
30
40
50
60
2009 2010 2011 2012 YTD 2013
2
1
2
Effective April 1, 2012, guarantee fees charged on single-family loans sold to Freddie Mac were increased by 10 basis points.  Under the Temporary Payroll Tax Cut Continuation Act
of 2011, Freddie Mac is required to remit the proceeds from this increase to Treasury.  Given the April 1, 2012 effective date, the impact of the increase on average guarantee fees for full-year 2012 was 7.5 basis points.
Represents the estimated rate of management and guarantee fees for new acquisitions during the period assuming amortization of delivery fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans.  Also includes the effect of pricing adjustments that are based on the relative performance of our PCs compared to comparable Fannie Mae securities.

Loan loss reserves
1
1
1
Includes amounts related to certain loans purchased under financial guarantees and reflected within other expenses on the company’s consolidated statements of comprehensive income.
2
Consists of the allowance for loan losses and the reserve for guarantee losses.
2
$3.1
$3.2
$3.2 $3.3
$2.9
$2.5
$3.6
$2.6
$1.8
$0.2
$0.6
($0.7)
($0.5)
($0.6)
$39.1
$39.7 $39.5
$38.3
$35.8
$5.0
$15.0
$25.0
$35.0
$45.0
($2.0)
($1.0)
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
Period End Balances
$ Billions $ Billions
Net Charge-offs Provision (Benefit) Loan Loss Reserves
$3.0
$2.5
$2.1
$1.9
$33.8
$30.9
$28.6
$26.4

Deferred tax asset valuation allowance
A deferred tax asset (DTA) is recorded on the company’s balance sheet and reflects future deductions against the company’s taxable income.  The realization of these net DTAs depends on sufficient taxable income in future periods.
Valuation allowances are recorded to reduce net DTAs when it is more likely than not that a tax benefit will not be realized. As of June 30, 2013, the company maintains a valuation allowance of $28.6 billion on its net DTAs.
The company determines whether a valuation allowance is necessary on its net DTAs considering objective and subjective evidence including, but not limited to, the following:
The company’s consideration of evidence requires significant judgments, estimates, and assumptions about inherently uncertain matters.
If the housing market continues to improve, the company’s positive trend in book and taxable income continues, and the company retains its positive outlook for book and taxable income, then the company may release its valuation allowance in 2013. Any release of the valuation allowance would be recognized in income and the company would expect to report a significant tax benefit and a corresponding increase in net worth in that period. The increase in net worth would result in an increased dividend obligation to Treasury.
10
Objective Evidence Subjective Evidence
Its cumulative income position for the past three years Difficulty in predicting unsettled circumstances related to conservatorship
The trend of the company’s financial and tax results Its estimated 2012 taxable income (loss), which is expected to be breakeven
Its significant tax net operating loss and low income
housing tax credit carryforwards
Forecasts of future book and tax income
Its access to capital under the agreements associated
with the conservatorship

Real estate owned
1
Property Inventory
2Q 2013 Activity
Geographic Distribution
2
Based on Number of Properties in Inventory
Historical Trend
Ending Property Inventory
((Number of Properties)
In 2Q13 REO dispositions continued to exceed the volume of REO acquisitions.
The volume of our single-family REO acquisitions in recent periods has been significantly affected by the length of the foreclosure process and a high volume of foreclosure alternatives, which result in fewer loans proceeding to foreclosure, and thus fewer properties transitioning to REO.
The North Central region comprised 40 percent of our REO property inventory at
June 30, 2013.  This region generally has experienced more challenging economic conditions, and includes a number of states with longer foreclosure timelines due to the local laws and foreclosure process in the region.  Seven of the nine states in the
North Central region require a judicial foreclosure process.  Foreclosures generally take longer to complete in states where judicial foreclosures (those conducted under the supervision of a court) are required than in states where non-judicial foreclosures are permitted.
47,974
44,628
16,420
(19,766)
3/31/13
Inventory
Acquisitions Dispositions 6/30/13
Inventory
5k
12k
20k
5k
6k 6k
12k
18k
5k
5k
0
5,000
10,000
15,000
20,000
25,000
Northeast Southeast North Central Southwest West
Number of
Properties
3/31/2013 6/30/2013
61k
48k
60k
61k
59k
53k
51k
49k
45k
30,000
40,000
50,000
60,000
70,000
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012
1Q
2013
2Q
2013
Number of
Properties
Includes single-family and multifamily REO.  Multifamily ending property inventory was 6 properties as of March 31, 2013 and 5 properties as of June 30, 2013.
Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY,
MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).
1
2

Market liquidity provided
Number of Families Freddie Mac
Helped to Own or Rent a Home
1
In Thousands
Purchase and Issuance Volume
2, 3
(Single-Family and Multifamily)
$ Billions
1
For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower.
2
Includes cash purchases of single-family and multifamily mortgage loans, issuances of Freddie Mac mortgage-related securities through the company’s guarantor swap program, issuances of other guarantee commitments and purchases of non-Freddie Mac mortgage-related securities.
3
In the first quarter of 2013, Freddie Mac made certain changes to more closely align the presentation of the company’s single-family and multifamily securitization activities.  As a result, the purchase and issuance volumes for all prior periods have been revised to conform with the current period presentation.
Number of Families Freddie Mac Helped to Own or Rent a Home
1
(In Thousands)
Refinance borrowers (includes HARP)
Purchase borrowers
Multifamily rental units
Freddie Mac Purchase and Issuance Volume
2
Cumulative Totals
Since 2009
10,337
$2.0 Trillion
7,167
1,751
1,419
2,480
2,089
1,830
2,472
1,466
540
600
755
723
743
0
500
1,000
1,500
2,000
2,500
3,000
2009 2010 2011 2012 YTD
2013
2Q
2012
3Q
2012
4Q
2012
1Q
2013
2Q
2013
$546
$406
$349
$456
$276
$95
$110
$140
$138
$138
0
100
200
300
400
500
600
2009 2010 2011 2012 YTD
2013
2Q
2012
3Q
2012
4Q
2012
1Q
2013
2Q
2013

Single-family refinance activity
1
2009 2010 2011 2012
1Q
2013
2Q
2013
Cumulative
Total
Number of Borrowers (In Thousands)
Other Refinance 1,595 947 740 996 343 308 4,929
Relief Refinance - LTV    80% 83 324 268 253 84 89 1,101
Relief Refinance - LTV > 80% to 100% (HARP)
3
72 166 126 191 52 54 661
Relief Refinance - LTV > 100% to 125% (HARP)
3
14 43 59 144 37 36 333
Relief Refinance - LTV > 125% (HARP)
3
0 0 0 99 24 20 143
Total Number of Borrowers 1,764 1,480 1,193 1,683 540 507 7,167
$ Volume (In Billions)
Other Refinance $345 $200 $168 $228 $78 $68 $1,087
Relief Refinance - LTV    80% $15 $58 $42 $36 $11 $12 $174
Relief Refinance - LTV > 80% to 100% (HARP)
$17 $38 $27 $37 $10 $10 $139
Relief Refinance - LTV > 100% to 125% (HARP)
3
$3 $10 $13 $30 $7 $7 $70
Relief Refinance - LTV > 125% (HARP)
3
$0 $0 $0 $20 $5 $3 $28
Total $ Volume $380 $306 $250 $351 $111 $100 $1,498

Consists of all single-family refinance mortgage loans that the company either purchased or guaranteed during the period, including those associated with other guarantee commitments and Other Guarantee Transactions.

Some loans have multiple borrowers, but the company has counted them as one borrower for this purpose.  For the periods presented, a borrower may be counted more than once
    The relief refinance mortgage initiative is Freddie Mac’s implementation of the Home Affordable Refinance Program (HARP).  Under the program, the company allows eligible borrowers who have mortgages with high current LTV ratios to refinance their mortgages without obtaining new mortgage insurance in excess of what was already in place.  HARP is targeted at borrowers with current LTV ratios above 80%; however, Freddie Mac’s program also allows borrowers with LTV ratios at or below 80% to participate.
1
2
3
2
if the company purchased more than one refinance loan relating to the same borrower.
3

Repayment plans

Loan modifications
Forbearance agreements Short sales and deed-in-lieu of foreclosure transactions
Single-family loan workouts
Home Retention Actions¹
Foreclosure Alternatives¹
133
275
41
208
45
43
1
These categories are not mutually exclusive and a borrower in one category may also be included within another category in the same period.  For the periods presented, borrowers helped through home retention actions in each period may subsequently lose their home through foreclosure or a short sale or deed-in-lieu transaction.
46
169
41
87
Number of Families Avoiding Foreclosure¹
(In Thousands)
Families Retaining Homes
Cumulative Totals Since
2009
872
8 out of every 10
0
30
60
2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
Number of Loans
(000)
0
50
100
150
200
250
300
2009 2010 2011 2012 YTD
2013
Number of Loans
(000)

No change in terms
Term extension
Reduction of contractual interest rate, and in certain cases, term extension
Rate reduction, term extension and principal
forbearance ²
15
Single-family loan modifications
Single-family Loan Modifications
(HAMP and non-HAMP)
1
65
170
109
15
21
20
70
21
19
40
0
10
20
30
2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
Number of
Loans
(000)
0
40
80
120
160
200
2009 2010 2011 2012 YTD
2013
Number of
Loans
(000)
1
2
Includes completed loan modifications under HAMP and under the company’s other modification programs.  Excludes those loan modification activities for which the borrower has started the required process, but the modification has not been made permanent or effective, such as loans in a modification trial period.
Principal forbearance is a change to a loan’s terms to designate a portion of the principal as non-interest bearing and non-amortizing.

Quarterly Percentages of Modified Single-Family Loans
(HAMP and non-HAMP)
1
Performance of single-family modified loans
Time Since Modification 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013
3 to 5 months 83% 81% 86% 85% 87% 84% 85% 86%
6 to 8 months 77% 79% 80% 80% 83% 82% 81% N/A
9 to 11 months 76% 75% 75% 77% 81% 78% N/A N/A
12 to 14 months 73% 71% 73% 76% 78% N/A N/A N/A
15 to 17 months 69% 69% 73% 74% N/A N/A N/A N/A
18 to 20 months 68% 69% 71% N/A N/A N/A N/A N/A
21 to 23 months 68% 67% N/A N/A N/A N/A N/A N/A
24 to 26 months 66% N/A N/A N/A N/A N/A N/A N/A
% Current and Performing
Quarter of Loan Modification Completion
2
1
2
Represents the percentage of loans that are current and performing (no payment is 30 days or more past due) or have been paid in full.  Excludes loans in modification trial periods.
Loan modifications are recognized as completed in the quarterly period in which the servicer has reported the modification as effective and the agreement has been accepted by the company. For loans that have been remodified (e.g., where a borrower has received a new modification after defaulting on the prior modification) the rates reflect the status of each modification separately. For example, in the case of a remodified loan where the borrower is performing, the previous modification would be presented as being in default in the applicable period.

The UPB of outstanding repurchase requests issued to our single-family seller/servicers based on breaches of representations and warranties increased from $3.0 billion as of
December 31, 2012 to $3.2 billion as of June 30, 2013.
1
Repurchase requests
Trend in Repurchase Requests Outstanding YTD June 2013 Repurchase Request Activity
1
2
3
4
5
The amount the company expects to collect on outstanding requests is significantly less than the unpaid principal balance (UPB) of the loans subject to repurchase requests primarily because many of these requests are likely to be satisfied by reimbursement of the company’s realized credit losses by seller/servicers, or rescinded in the course of the contractual appeals process.  Based on historical loss experience and the fact that many of these loans are covered by credit enhancements (e.g., mortgage insurance), Freddie Mac expects the actual credit losses experienced by the company should it fail to collect on these repurchase requests to also be less than the UPB of the loans.
Approximately $1.2 billion of the total amount of repurchase requests outstanding at June 30, 2013 were issued due to mortgage insurance rescission or mortgage insurance claim denial.
Repurchase requests outstanding more than four months include repurchase requests for which appeals were pending.
Requests collected are based on the UPB of the loans associated with the repurchase request, which in many cases is more than the amount of payments received for reimbursement of losses for requests associated with foreclosed mortgage loans, negotiated settlements and other alternative remedies.
During the first half of 2013, repurchase requests related to $2.9 billion of UPB of loans were cancelled, primarily as a result of the servicer providing missing documentation or a successful appeal of the request.  In addition, requests cancelled includes $80 million of other items that affect the UPB of the loan while the repurchase request is outstanding, such as a change in UPB due to payments made on the loan, as well as requests deemed uncollectible due to the insolvency or other failure of the counterparty.

Administrative expenses
Annual Quarterly
$1,685
$1,597
$1,506
$1,561
$876
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2009 2010 2011 2012 YTD
2013
$ Millions
$401 $401
$422
$432
$444
0
200
400
600
2Q
2012
3Q
2012
4Q
2012
1Q
2013
2Q
2013
$ Millions

Mortgage-related investments portfolio ending balance
Mortgage-related investments portfolio limit

Purchase Agreement portfolio limits
Indebtedness
1, 3
($ Billions)
Mortgage Assets
1, 2
($ Billions)
1
The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to the January 1, 2010 change in the accounting guidance related to the transfer of financial assets and consolidation of variable interest entities (VIEs).  See the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 for more information.
2
Represents the unpaid principal balance (UPB) of the company’s mortgage-related investments portfolio.  The company discloses its mortgage assets on this basis monthly in its
Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the Securities and Exchange Commission (SEC).
3
Represents the par value of the company’s unsecured short-term and long-term debt securities issued to third parties to fund its business activities.  The company discloses its indebtedness on this basis monthly in its Monthly Volume Summary reports, which are available on its Web site and in Current Reports on Form 8-K filed with the SEC.
4
Limit under the Purchase Agreement, as amended on August 17, 2012.
Indebtedness limit
Total debt outstanding
4
4
4
4
$558
$534
$521
$650 $650 $650 $650
$553
12/31/2012 3/31/2013 6/30/2013 9/30/2013 12/31/2013
$552
$535
$526
$874.8
$780 $780 $780 $780
$663
12/31/2012 3/31/2013 6/30/2013 9/30/2013 12/31/2013 1/1/2014

20 Credit Supplement

1

National home prices have experienced a cumulative
decline of 16% since June 2006
1
National home prices use the Freddie Mac House Price Index for the U.S., which is a value-weighted average of the state indexes where the value weights are based on Freddie
Mac’s single-family credit guarantee portfolio.  Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions than Freddie Mac’s.  The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series; quarterly growth rates are calculated as a 3-month change based on the final month of each quarter.  Seasonal factors typically result in stronger house-price appreciation during the second and third quarters. Historical quarterly growth rates change as new data becomes available.  Values for the most recent periods typically see the largest changes.  Cumulative decline calculated as the percent change from June 2006 to June 2013.
Source: Freddie Mac.

Home Price Performance By State
June 2006 to June 2013
1
-9%
AL
6%
AK
-1%
AR
-32%
AZ
-26%
CA
4%
CO
CT -19%
DC 20%
DE -20%
-37%
FL
-19%
GA
-4%
HI
1%
IA
-16%
ID
-24%
IL
-5%
IN
0%
KS
KY -1%
2%
LA
-12%
-21%
-10%
ME
-23%
MI
-16%
MN
-14%
MO
-4%
MS
1%
MT
NC -7%
33%
ND
1%
NE
-12%
NM
-45%
NV
-12%
NY
-13%
OH
8%
OK
-14%
OR
-7%
PA
RI -29%
-9%
SC
11%
SD
TN -3%
13%
TX
-1%
UT
-14%
VA
-3%
VT
-15%
WA
-15%
WI
1%
WV
6%
WY
-20%
NH
MA
MD
NJ -21%
United States -16%
1
The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio.  Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions. The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series.
Source: Freddie Mac

Home Price Performance By State
June 2012 to June 2013
1
3%
AL
4%
AK
4%
AR
19%
AZ
23%
CA
10%
CO
CT 2%
DC 14%
DE 1%
14%
FL
12%
GA
10%
HI
2%
IA
9%
ID
5%
IL
4%
IN
3%
KS
KY 3%
4%
LA
6%
4%
ME
12%
MI
9%
MN
3%
MO
6%
MS
7%
MT
NC 4%
8%
ND
4%
NE
NJ 3%
2%
NM
30%
NV
1%
NY
4%
OH
5%
OK
14%
OR
2%
PA
RI 2%
4%
SC
6%
SD
TN 5%
7%
TX
13%
UT
5%
VA
11%
WA
2%
WI
2%
WV
3%
WY
3%
2%
VT
6%
MD
MA
NH
United States 9%
1
The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indexes where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions. The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted monthly series.
Source: Freddie Mac

Single-family Serious Delinquency Rates
Mortgage market and Freddie Mac serious delinquency
rates
0
4
8
12
16
20
24
28
32
Dec-
08
Mar-
09
Jun-
09
Sep-
09
Dec-
09
Mar-
10
Jun-
10
Sep-
10
Dec-
10
Mar-
11
Jun-
11
Sep-
11
Dec-
11
Mar-
12
Jun-
12
Sep-
12
Dec-
12
Mar-
13
Total Mortgage Market Prime Subprime Freddie Mac
1
1
1
2
  Source: National Delinquency Survey from the Mortgage Bankers Association.  Categories represent first lien single-family loans.  Data is not yet available for the second quarter of
2013.
See “MD&A – RISK MANAGEMENT – Credit Risk – Mortgage Credit Risk – Single-Family Mortgage Credit Risk – Credit Performance – Delinquencies” in Freddie Mac’s Form 10-K
for the year ended December 31, 2012, for information about the company’s reported delinquency rates.  The single-family serious delinquency rate at June 30, 2013 was 2.79%.
20.36%
6.39%
4.05%
3.03%
1
2

44
53
47
41
20 20
22
18
16
23
56
47
53
59
73
52
52
53
59
52
4
12
12
20
16 16
3
16
14
9 9 9
0
10
20
30
40
50
60
70
80
90
100
2005 2006 2007 2008 2009 2010 2011 2012 1Q
2013
2Q
2013
Percent
(%)
Purchase Other Refinance HARP Relief Refinance (Non-HARP)
25
77%
Loan purpose of single-family credit guarantee
portfolio purchases
1
The relief refinance mortgage initiative is Freddie Mac’s implementation of the Home Affordable Refinance Program (HARP).  Under the program, the company allows eligible borrowers who have mortgages with high current LTV ratios to refinance their mortgages without obtaining new mortgage insurance in excess of what was already in place.  HARP is targeted at borrowers with current LTV ratios above 80%; however, Freddie Mac’s relief refinance initiative also allows borrowers with LTV ratios at or below 80% to participate.
1
1

1
2009 2010 2011 2012
1Q
2013
2Q
2013
Weighted Average Original LTV Ratio
1
Relief refinance (includes HARP) 80% 77% 77% 97% 93% 91%
All other 66% 67% 67% 68% 68% 70%
Total purchases 67% 70% 70% 76% 74% 75%
Weighted Average Credit Score
2
Relief refinance (includes HARP) 738 747 744 740 731 729
All other 757 758 759 762 760 757
Total purchases 756 755 755 756 753 750
2009 2010 2011 2012
1Q
2013
2Q
2013
Purchase of Relief Refinance Mortgages > 80% LTV (HARP loans)
3
$ Billions $19.6 $47.9 $39.7 $86.9 $21.5 $20.3
% of single-family credit guarantee portfolio purchases 4% 12% 12% 20% 16% 16%
2
3
Original LTV ratios are calculated as the unpaid principal balance (UPB) of the mortgage Freddie Mac guarantees including the credit-enhanced portion, divided by the lesser of the appraised value of the property at the time of mortgage origination or the mortgage borrower’s purchase price.  Second liens not owned or guaranteed by Freddie Mac are excluded from the LTV ratio calculation.  The existence of a second lien mortgage reduces the borrower’s equity in the home and, therefore, can increase the risk of default.
Credit score data is based on FICO scores at the time of origination and may not be indicative of the borrowers’ creditworthiness at June 30, 2013.  FICO scores can range between approximately 300 to 850 points.
HARP is the portion of the company’s relief refinance initiative targeted at borrowers with current LTV ratios above 80%.  In April 2013, HARP was extended by two years to December
31, 2015.
Credit quality of single-family credit guarantee portfolio
purchases

Single-family 2Q 2013 credit losses and REO
by region and state
1
Based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio at June 30, 2013.
2
UPB amounts exclude $487 million of Other Guarantee Transactions since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available.
3
Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.
4
Based on the UPB of loans at the time of REO acquisition.
5
Consist of the aggregate amount of charge-offs, net of recoveries, and REO operations expense for 2Q 2013.
6
Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS,
NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).
7
States presented are those with the highest credit losses during the three months ended June 30, 2013.
($ Billions) % of Total
UPB
2
($ Millions) % of Total
Serious
Delinquency
Rate
3
(%)
2Q 2013
Acquisitions
($ Millions)
REO
Inventory
($ Millions)
% of Total
Inventory ($ Millions) % of Total
Region
6
1 West $459 28% $11,314 22% 2.17% $367 $1,044 15% $480 27%
2 Northeast 427 26 17,620 34 3.55% 362 1,000 15 242 14
3 North Central 292 18 6,881 13 2.12% 628 2,400 35 376 21
4 Southeast 275 17 13,553 26 4.19% 827 1,778 26 607 35
5 Southwest 193 11 2,779 5 1.47% 213 605 9 58 3
6 Total $1,646 100% $52,147 100% 2.79% $2,397 $6,827 100% $1,763 100%
State
7
7 California $269 16% $5,260 10% 1.71% $133 $461 7% 246 14%
8 Florida 93 6 9,501 18 8.18% 537 1,043 15 496 28
9 Illinois 83 5 3,372 6 3.43% 232 891 13 190 11
10 Washington 55 3 1,824 4 2.93% 77 194 3 65 4
11 Ohio 46 3 1,031 2 2.33% 106 296 4 63 3
12 Michigan 46 3 720 1 1.54% 106 557 8 55 3
13 Nevada 16 1 1,350 3 6.41% 27 56 1 85 5
14 All other 1,038 63 29,089 56 2.45% 1,179 3,329 49 563 32
15 Total  $1,646 100% $52,147 100% 2.79% $2,397 $6,827 100% $1,763 100%
Total Portfolio UPB
1
Credit Losses
5
REO Acquisitions & Balance
4
Seriously Delinquent Loans

Single-family serious delinquency rates by state and
region

Single-family Serious Delinquency Rates
By State
1,2
Single-family Serious Delinquency Rates
By Region
1,3
1.5%
2.1%
2.2%
2.8%
3.6%
4.2%
8.2%
6.6%
4.6%
3.4%
2.8%
1.7%
Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure. See “MD&A – RISK MANAGEMENT – Credit Risk – Mortgage
Credit Risk – Single-Family Mortgage Credit Risk – Credit Performance – Delinquencies” in Freddie Mac’s Form 10-K for the year ended December 31, 2012, for information about the company’s reported delinquency rates.
States presented are those with the highest number of seriously delinquent loans as of June 30, 2013.
Region designation: West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA); Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS,
NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); and Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY).
1
2
3

Aging of single-family seriously delinquent loans by
judicial and non-judicial states

1
# of Seriously
Delinquent
Loans
Percent
# of Seriously
Delinquent
Loans
Percent
# of Seriously
Delinquent
Loans
Percent
Judicial Review States
1
Less than or equal to 1 year 87,839 23% 73,887 23% 64,772 22%
More than 1 year and less than or equal to 2 years 58,738 15% 45,464 14% 39,054 13%
More than 2 years 74,336 20% 76,125 24% 71,789 24%
Non-Judicial States
1
Less than or equal to 1 year 101,453 26% 78,209 24% 72,185 24%
More than 1 year and less than or equal to 2 years 36,762 10% 26,764 8% 25,360 9%
More than 2 years 23,929 6% 23,062 7% 24,133 8%
Combined
1
Less than or equal to 1 year 189,292 49% 152,096 47% 136,957 46%
More than 1 year and less than or equal to 2 years 95,500 25% 72,228 22% 64,414 22%
More than 2 years 98,265 26% 99,187 31% 95,922 32%
Total 383,057 100% 323,511 100% 297,293 100%
As of 6/30/2012
2
As of 3/31/2013
2
As of 6/30/2013
2
Excludes loans underlying single-family Other Guarantee Transactions since the geographic information is not available to us for these loans.  As of June 30, 2013, the states and territories classified as having a judicial foreclosure process consist of:  CT, DE, FL, HI, IA, IL, IN, KS, KY, LA, ME, ND, NE, NJ, NM, NY, OH, OK, PA, PR, SC, SD, VI, VT and WI.  All
other states are classified as having a non-judicial foreclosure process. Judicial foreclosures are those conducted under the supervision of a court.
Prior periods revised to reflect changes made in second quarter 2013 to states and territories classified as having a judicial foreclosure process.

1
Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio.  Approximately $1 billion in UPB for Other Guarantee Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available.
2
For a description of Alt-A, see the “Glossary” in the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.
3
Beginning September 1, 2010, the company fully discontinued purchases of interest-only loans.
4
Represents the FICO score of the borrower at loan origination.  The company estimates that less than 1% of loans within the portfolio are missing origination FICO scores and as such are excluded.
5
Indicates year of loan origination. Calculated based on the loans remaining in the portfolio as of June 30, 2013, rather than all loans originally guaranteed by the company and originated in the respective year.  Each Book Year category represents the percentage of loans referenced in line 1 of the same vertical column.
6
Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.
Note: Individual categories are not mutually exclusive, and therefore are not additive across columns.
Single-family credit guarantee portfolio characteristics
1
Option FICO FICO
Original
LTV
FICO < 620 &
Original
Attribute
Alt-A
2
Interest-only
3
ARM < 620
4
620 - 659
4
> 90% LTV > 90%
4
1 UPB $ Billions $1,646 $64 $41 $7 $49 $99 $244 $13
2 Percent of Total Portfolio 100% 4% 2% 0% 3% 6% 15% 1%
3 Average UPB per loan $152,797 $152,877 $228,749 $202,641 $126,137 $132,619 $168,148 $134,734
4 Fixed Rate (% of total portfolio) 93% 63% 20% 0% 94% 93% 98% 98%
5 Owner Occupied 90% 82% 81% 76% 95% 94% 91% 96%
6 Original Loan-to-Value (OLTV) 74% 73% 74% 71% 81% 79% 106% 106%
7 OLTV > 90% 15% 4% 3% 2% 26% 22% 100% 100%
8 Current Loan-to-Value (CLTV) 73% 92% 100% 94% 86% 84% 103% 107%
9 CLTV > 90% 21% 52% 62% 51% 42% 38% 72% 73%
10 CLTV > 100% 13% 39% 47% 38% 30% 26% 45% 55%
11 CLTV > 110% 8% 29% 33% 28% 20% 18% 29% 38%
12 Average FICO Score
4
739 712 718 711 585 642 724 583
13 FICO < 620
4
3% 5% 3% 4% 100% 0% 5% 100%
Book Year
5
14 2013 12% 0% 0% 0% 6% 6% 15% 10%
15 2012 24% 0% 0% 0% 10% 10% 35% 22%
16 2011 12% 0% 0% 0% 5% 6% 12% 7%
17 2010 12% 0% 1% 0% 5% 6% 11% 7%
18 2009 10% 0% 1% 0% 4% 5% 5% 4%
19 2008 4% 7% 9% 0% 6% 7% 3% 3%
20 2007 6% 30% 36% 2% 20% 16% 6% 18%
21 2006 4% 27% 28% 10% 11% 11% 3% 6%
22 2005 5% 20% 21% 59% 10% 11% 2% 5%
23 2004 and prior 11% 16% 4% 29% 23% 22% 8% 18%
24 % of Loans with Credit Enhancement 13% 13% 10% 16% 24% 21% 49% 59%
25 % Seriously Delinquent
6
2.79% 10.69% 14.56% 14.28% 10.96% 8.02% 3.78% 10.64%
Total Portfolio
as of
June 30, 2013

Single-family credit profile by book year and product
feature
1
1
Portfolio characteristics are based on the unpaid principal balance (UPB) of the single-family credit guarantee portfolio.  Approximately $1 billion in UPB for Other Guarantee Transactions is included in total UPB and percentage seriously delinquent but not included in the calculation of other statistics since these securities are backed by non-Freddie Mac issued securities for which loan characteristic data was not available.
2
Indicates year of loan origination. Calculated based on the loans remaining in the portfolio as of June 30, 2013, rather than all loans originally guaranteed by the company and originated in the respective year.
3
Represents the average of the borrowers’ FICO scores at origination. The company estimates that less than 1% of loans within the portfolio are missing FICO scores and as such are excluded.
4
Beginning September 1, 2010, the company fully discontinued purchases of interest-only loans.
5
States presented are those with the highest percentage of credit losses during the three months ended June 30, 2013.
6
Based on the number of loans that are three monthly payments or more past due or in the process of foreclosure.
Attribute
2013 2012 2011 2010 2009 2008 2007 2006 2005
2004 and
prior
1 UPB $ Billions $1,646 $202 $398 $193 $197 $161 $61 $97 $74 $83 $180
2 Original Loan-to-Value (OLTV) 74% 75% 78% 72% 72% 71% 74% 77% 75% 73% 72%
3 OLTV > 90% 15% 18% 22% 15% 14% 8% 10% 16% 9% 7% 10%
4 Current Loan-to-Value (CLTV) 73% 76% 73% 65% 67% 67% 84% 101% 98% 83% 53%
5 CLTV > 100% 13% 11% 11% 4% 4% 4% 22% 47% 43% 24% 4%
6 CLTV > 110% 8% 7% 8% 2% 2% 1% 12% 34% 31% 16% 2%
7 Average FICO Score
3
739 751 754 751 750 748 716 697 703 710 712
8 FICO < 620
3
3% 1% 1% 1% 1% 1% 5% 10% 8% 6% 6%
9 Adjustable-rate 7% 3% 4% 7% 4% 1% 7% 11% 18% 21% 11%
10 Interest-only
4
2% 0% 0% 0% 0% 0% 7% 15% 16% 10% 1%
11 Investor 5% 8% 6% 5% 4% 3% 8% 7% 6% 5% 5%
12 Condo 8% 7% 6% 6% 6% 7% 11% 11% 12% 12% 8%
Geography
5
13 California 16% 20% 20% 16% 15% 12% 15% 16% 15% 15% 12%
14 Florida 6% 4% 4% 4% 4% 4% 8% 10% 12% 11% 8%
15 Illinois 5% 5% 5% 5% 6% 5% 5% 5% 5% 5% 5%
16 Washington 3% 3% 3% 4% 4% 4% 4% 3% 3% 2% 2%
17 Ohio 3% 3% 3% 3% 3% 2% 2% 2% 2% 3% 4%
18 Michigan 3% 3% 3% 2% 2% 2% 1% 2% 2% 3% 5%
19 Nevada 1% 1% 1% 0% 0% 1% 1% 2% 2% 2% 1%
20 All other 63% 61% 61% 66% 66% 70% 64% 60% 59% 59% 63%
21 % of Loans with Credit Enhancement 13% 15% 13% 10% 8% 8% 25% 26% 15% 12% 12%
22 % Seriously Delinquent 2.79% 0.00% 0.11% 0.35% 0.60% 1.00% 7.13% 12.00% 10.95% 7.07% 3.26%
Total Portfolio
as of
June 30, 2013
Book Year
2
6

Single-family cumulative foreclosure transfer and
short sale rates
1
by book year
1
Rates are calculated for each year of origination as the number of loans that have proceeded to foreclosure transfer or short sale and resulted in a credit loss, excluding any subsequent recoveries, divided by the number of loans originated in that year that were acquired in the company’s single-family credit guarantee portfolio. Includes Other Guarantee
Transactions where loan characteristic data is available.
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
10.00%
11.00%
Yr1
Q1
Yr1
Q3
Yr2
Q1
Yr2
Q3
Yr3
Q1
Yr3
Q3
Yr4
Q1
Yr4
Q3
Yr5
Q1
Yr5
Q3
Yr6
Q1
Yr6
Q3
Yr7
Q1
Yr7
Q3
Yr8
Q1
Yr8
Q3
Yr9
Q1
Yr9
Q3
Yr10
Q1
Yr10
Q3
Yr11
Q1
Quarter Post Origination
2012
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
2007
2006
2005
2004
2003
2008
2009
2010
2011
2013
Yr11
Q2

$180
$135
$154
$164
$169
$177
$180
0
20
40
60
80
100
120
140
160
180
200
12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 6/30/2013
MF loan portfolio MF investment securities portfolio MF guarantee portfolio
UPB
$ Billions

Total Multifamily (MF) Portfolio
Multifamily portfolio composition

Multifamily new business volume by state
1
(%)
AL
0.8%
AK
0.0%
MF New Business Volume $13.5B
Six Months Ended June 30, 2013
AR
<0.1%
AZ
3.3%
CA
13.8%
CO
3.2%
CT
0.4%
DC
0.2%
DE
0.5%
FL
10.0%
GA
6.3%
HI
0.0%
IA
0.2%
ID
0.1%
IL
2.7%
IN
0.6%
KS
0.2%
KY
0.4%
LA
0.1%
MD
3.0%
ME
0.1%
MI
1.0%
MN
0.5%
MO
0.4%
MS
0.1%
MT
0.0%
NC
2.3%
ND
<0.1%
NE
0.2%
NJ
7.5%
NM
0.1%
NV
1.0%
NY
8.6%
OH
1.4%
OK
0.3%
OR
1.5%
PA
4.5%
RI
0.4%
SC
0.4%
SD
0.0%
TN
0.4%
TX
11.4%
UT
1.1% VA
6.7%
VT
0.0%
WA
3.0%
WI
0.3%
WV
0.0%
WY
<0.1%
NH
0.0%
34
1
MA 1.1%
Based on the unpaid principal balance (UPB) of the multifamily loan purchases and issuance of other guarantee commitments.  Percentages shown above are rounded to the nearest tenth of a percent although classifications are based on unrounded figures.

Multifamily mortgage portfolio UPB concentration by
state
AL
0.9%
AK
0.0%
MF Mortgage Portfolio $131.8B
As of June 30, 2013
AR
0.3%
AZ
2.4%
CA
16.2%
CO
3.0%
CT
0.9%
DC
0.7%
DE
0.2%
FL
7.0%
GA
4.7%
HI
0.2%
IA
0.3%
ID
0.1%
IL
2.6%
IN
0.6%
KS
0.8%
KY
0.5%
LA
0.8%
MA 1.9%
MD
5.2%
ME
<0.1%
MI
0.9%
MN
1.2%
MO
1.1%
MS
0.4%
MT
<0.1%
NC
2.8%
ND
0.1%
NE
0.5%
NJ
2.9%
NM
0.3%
NV
1.1%
NY
8.5%
OH
1.9%
OK
0.5%
OR
0.8%
PA
2.6%
RI
0.2%
SC
1.0%
SD
0.1%
TN
1.4%
TX
12.5%
UT
0.6%
VA
5.4%
VT
0.0%
WA
3.2%
WI
0.6%
WV
0.1%
WY
<0.1%
NH
0.1%
35
> 5%
> 2% - 5%
1%
> 1% - 2%
2
1

Based on the unpaid principal balance (UPB) of unsecuritized mortgage loans, other guarantee commitments, and collateral underlying both Freddie Mac guaranteed mortgage-
   related securities and related unguaranteed K Certificates. Percentages shown above are rounded to the nearest tenth of a percent although classifications are based on unrounded figures.

Consists of the UPB of unsecuritized multifamily loans, other guarantee commitments, and guaranteed Freddie Mac mortgage-related securities.  Excludes the UPB associated with unguaranteed K Certificates.
1
2

Multifamily mortgage portfolio by attribute
1
Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio.
2
Based on the UPB of mortgages two monthly payments or more past due or in the process of foreclosure.
4
Presents the six states with the highest UPB at June 30, 2013.
1
Year of Acquisition or Guarantee
3
1 2004 and prior $11.1 0.22% $8.3 0.19% $7.6 0.06%
2 2005 6.9 0.64 6.3 0.14 6.0 -
3 2006 10.3 0.47 9.5 - 9.2 -
4 2007 19.4 0.73 16.5 0.89 16.1 0.53
5 2008 18.7 0.38 16.0 0.22 15.0 0.11
6 2009 13.1 - 12.1 - 11.8 -
7 2010 12.4 - 11.8 - 11.5 0.08
8 2011 17.5 - 16.9 - 16.6 -
9 2012 12.0 - 25.6 - 24.5 -
10 2013 N/A N/A 6.0 - 13.5 -
Total $121.4 0.27% $129.0 0.16% $131.8 0.09%
Maturity Dates
11 2013 $5.7 0.49% $1.9 1.07% $1.1 1.02%
12 2014 7.3 0.66 5.2 - 4.3 -
13 2015 10.7 0.27 9.2 0.15 8.7 -
14 2016 14.0 0.16 12.6 0.05 12.4 -
15 2017 10.4 0.38 10.6 0.19 10.5 0.45
16 Beyond 2017 73.3 0.22 89.5 0.17 94.8 0.06
Total $121.4 0.27% $129.0 0.16% $131.8 0.09%
Geography
4
17 California $21.0 0.14% $21.2 0.10% $21.5 0.04%
18 Texas 14.7 0.50 16.0 0.13 16.2 0.13
19 New York 10.1 0.10 10.8 0.09 11.3 0.09
20 Florida 7.8 - 9.0 0.04 9.2 -
21 Virginia 6.4 - 7.0 - 7.1 0.35
22 Maryland 5.8 - 6.6 - 6.8 -
23 All other states 55.6 0.39 58.4 0.26 59.7 0.09
Total $121.4 0.27% $129.0 0.16% $131.8 0.09%
UPB
($ Billions)
June 30, 2013
Delinquency
Rate
2
(%)
March 31, 2013
Delinquency
Rate
(%)
June 30, 2012
Delinquency
Rate
(%)
UPB
($ Billions)

Based on either: (a) the year of acquisition, for loans recorded on the company’s consolidated balance sheets; or (b) the year that the company issued its guarantee, for the remaining loans in its multifamily mortgage portfolio.
3
2
2
UPB
($ Billions)

Multifamily mortgage portfolio by attribute, continued
1
Based on the unpaid principal balance (UPB) of the multifamily mortgage portfolio.
2
Based on the UPB of mortgages two monthly payments or more past due or in the process of foreclosure.
Current Loan Size
1 > $25M $44.4 0.12% $49.1 - % $49.9 0.05%
2 > $5M & <= $25M 67.8 0.38 71.0 0.26 73.0 0.09
3 > $3M & <= $5M 5.8 0.15 5.7 0.17 5.8 0.22
4 > $750K & <= $3M 3.2 0.25 3.0 0.56 2.9 0.46
5 <= $750K 0.2 0.67 0.37 0.2 0.38
6 Total $121.4 0.27% $129.0 0.16% $131.8 0.09%
Legal Structure
7 Unsecuritized Loans $79.6 0.18% $73.7 0.06% $69.4 0.04%
8 Freddie Mac mortgage-related securities 32.3 0.45 46.0 0.35 53.1 0.17
9 Other guarantee commitments 9.5 0.40 9.3 - 9.3 -
10 Total $121.4 0.27% $129.0 0.16% $131.8 0.09%
Credit Enhancement
11 Credit Enhanced $39.5 0.44% $52.2 0.34% $59.3 0.15%
12 Non-Credit Enhanced 81.9 0.19 76.8 0.04 72.5 0.04
13 Total $121.4 0.27% $129.0 0.16% $131.8 0.09%
Other
14 Original LTV > 80% $6.1 2.64% $5.6 2.34% $5.5 0.51%
15 Original DSCR below 1.10
3
$2.7 2.35% $2.2 3.76% $2.1 0.91%
June 30, 2013
UPB
($ Billions)
Delinquency
Rate
2
(%)
March 31, 2013
Delinquency
Rate
2
(%)
June 30, 2012
Delinquency
Rate
2
(%)
UPB
($ Billions)
UPB
($ Billions)
1
DSCR – Debt Service Coverage Ratio – is an indicator of future credit performance for multifamily loans. DSCR estimates a multifamily borrower’s ability to service its mortgage obligation using the secured property’s cash flow, after deducting non-mortgage expenses from income. The higher the DSCR, the more likely a multifamily borrower will be able to continue servicing its mortgage obligation.
3
0.2

0
2
4
6
8
10
12
14
1Q 2009 3Q 2009 1Q 2010 3Q 2010 1Q 2011 3Q 2011 1Q 2012 3Q 2012 1Q 2013
Freddie Mac (60+ day) FDIC Insured Institutions (90+ day)
MF CMBS Market (60+ day) ACLI Investment Bulletin (60+ day)
0.01%
Multifamily market and Freddie Mac delinquency rates
Percent
See “MD&A – RISK MANAGEMENT – Credit Risk – Mortgage Credit Risk – Multifamily Mortgage Credit Risk ” in Freddie Mac’s Form 10-K for the year ended December 31,
2012, for information about the company’s reported multifamily delinquency rate.  The multifamily delinquency rate at June 30, 2013 was 0.09%.
38
8.54%
1.35%
0.16%
1
Source: Freddie Mac, FDIC Quarterly Banking Profile, TREPP (CMBS multifamily 60+ delinquency rate, excluding REOs), American Council of Life Insurers (ACLI). Non-Freddie
Mac data is not yet available for the second quarter of 2013.
1

Safe Harbor Statements
Freddie Mac obligations
Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie
Mac.
No offer or solicitation of securities
This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances.
Forward-looking statements
Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its efforts under the MHA Program, the servicing alignment initiative and other programs to assist the U.S. residential mortgage market, future business plans, liquidity, capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments, implementation of new accounting guidance, credit losses, internal control remediation efforts, and results of operations and financial condition on a GAAP, Segment Earnings and fair value basis.  Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control.  Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage-to-debt option-adjusted spread, credit outlook, actions by FHFA, Treasury, the Federal Reserve, the SEC, HUD, other federal agencies, the Administration and Congress, and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations.  These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013 and
Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s Web site at
www.FreddieMac.com/investors and the SEC’s Web site at www.sec.gov. The company undertakes no obligation to update forward-
looking statements it makes to reflect events or circumstances after the date of this presentation.